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                                                                   EXHIBIT 10.1

                                                                  EXECUTION COPY


                                SEVENTH AMENDMENT

                            Dated as of June 21, 2001

                  This SEVENTH AMENDMENT (the "Seventh Amendment") among The Donna Karan Company, a New York general partnership, The Donna Karan Company Store, G.P., a New York general partnership, Donna Karan Studio, a New York general partnership, and DK Footwear Partners, a New York general partnership (collectively, the "Borrowers"), the financial institutions from time to time parties thereto as lenders (the "Lenders"), the financial institutions from time to time parties thereto as issuing banks (the "Issuing Banks"), Citibank, N.A., in its capacity as administration agent for the Lenders and the Issuing Banks (the "Administrative Agent"), The Chase Manhattan Bank and Bank of America, N.A. (formerly known as NationsBank, N.A.), in their capacity as co-agents (the "Co-Agents").

                             PRELIMINARY STATEMENTS:

                  (1) The Borrowers, the Lenders, the Issuing Banks, the Co-Agents and the Administrative Agent have entered into a Second Amended and Restated Credit Agreement dated as of January 29, 1998, as amended from time to time (as so amended, the "Credit Agreement"). Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

                  (2) The Borrowers and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

                  SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

                  (a) The definition of "Acceptance Termination Date" set forth in Section 1.01 of the Credit Agreement is amended by deleting such definition in its entirety and substituting therefor the following:

                           "'ACCEPTANCE TERMINATION DATE' means the day which is the earliest of (i) January 31, 2003, provided that if the LVMH Acquisition is consummated such date will be August 15, 2001, (ii) the termination of the Commitments pursuant to SECTION 11.02(a), (iii) the date of termination in whole of the Domestic Commitments pursuant to SECTION 3.01(a) and (iv) the date of the termination of the Acceptance Commitment pursuant to SECTION 2.04(l)."


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                  (b) The definition of "Applicable Fixed Rate Margin" set forth in Section 1.01 of the Credit Agreement is amended by deleting such definition in its entirety and substituting therefor the following:

                           "'APPLICABLE FIXED RATE MARGIN' means a rate equal to 2.50% per annum."

                  (c) The definition of "Applicable Floating Rate Margin" set forth in Section 1.01 of the Credit Agreement is amended by deleting such definition in its entirety and substituting therefor the following:

                           "'APPLICABLE FLOATING RATE MARGIN' means a rate equal to 1.50% per annum."

                  (d) The definition of "Borrowing Base" in Section 1.01 of the Credit Agreement is amended by deleting such definition in its entirety and substituting therefor the following:

                           "'BORROWING BASE' means, as of any date of determination, an amount equal to the sum of (a) up to ninety percent (90%) of Eligible Receivables that are Credit Insured Receivables or are backed by a letter of credit acceptable to the Administrative Agent (which letter of credit has been assigned to the Administrative Agent) LESS such reserves as the Administrative Agent, in its sole discretion, deems appropriate PLUS (b) up to eighty percent (80%) of Eligible Receivables (other than those Eligible Receivables described in clause (a) of this definition) LESS such reserves as the Administrative Agent, in its sole discretion, deems appropriate PLUS
                           (c) up to fifty percent (50%) of Eligible Inventory under Acceptable Documentary Letters of Credit LESS such reserves as the Administrative Agent, in its sole discretion, deems appropriate PLUS (d) up to sixty percent (60%) of Eligible Finished Goods Inventory, PROVIDED that the amount of the Borrowing Base allocated to the Eligible Finished Goods Inventory stored in the warehouses located in Oldenzaal, Holland shall not exceed $7,000,000 in the aggregate, LESS such reserves as the Administrative Agent, in its sole discretion, deems appropriate PLUS
                           (e) up to thirty percent (30%) of Eligible Raw Materials LESS such reserves as the Administrative Agent, in its sole discretion, deems appropriate. The Administrative Agent, in its sole discretion, based on such credit and collateral considerations as the Administrative Agent may deem appropriate, may change from time to time the advance rates in clauses (a),
                           (b), (c), (d) and (e) above, PROVIDED that such advance rates do not at any time exceed the respective percentages set forth above."

                  (e) The definition of "Commitment Termination Date" set forth in Section 1.01 of the Credit Agreement is amended by deleting such definition in its entirety and substituting therefor the following:

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                           "'COMMITMENT TERMINATION DATE' means the day which is
                           the earliest of (A) May 1, 2003, provided that if the LVMH Acquisition is consummated such date will be November 15, 2001, (B) the termination of the Commitments pursuant to SECTION 11.02(a) and (C) the date of termination in whole of the Commitments pursuant to SECTION 3.01(a)."

                  (f) The definition of "Loans" set forth in Section 1.01 of the Credit Agreement is amended by deleting such definition in its entirety and substituting therefor the following:

                           "'LOANS' means all Revolving Loans, Tranche B Loans and Swing Loans."

                  (g) Section 1.01 of the Credit Agreement is amended by adding a new definition after "Lockboxes" and before "Margin Stock" to read as follows:

                           "'LVMH ACQUISITION' means the acquisition of Donna Karan International by LVMH Moet Hennessey Louis Vuitton, Inc. as set forth in the Preliminary Proxy Statement filed by Donna Karan International with the SEC on May 17, 2001."

                  (h) Section 1.01 of the Credit Agreement is amended by adding a new definition after "Termination Event" and before "Transaction Costs" to read as follows:

                           "'TRANCHE B LOAN' has the meaning ascribed to such term in Section 2.01A(a)."

                  (i) Section 1.01 of the Credit Agreement is amended by adding a new definition after "Termination Event" and before "Tranche B Termination Date" to read as follows:

                           "'TRANCHE B AMOUNT' means (i) during the month of June 2001, $15,000,000; (ii) during the month of July 2001, $20,000,000; (iii) during the month of August 2001, $5,000,000."

                  (j) Section 1.01 of the Credit Agreement is amended by adding a new definition after "Tranche B Amount" and before "Transaction Costs" to read as follows:

                           "'TRANCHE B TERMINATION DATE' means August 31, 2001."

                  (k) Article II of the Credit Agreement is amended by adding a new Section after Section 2.01 to read as follows:

         "2.01A.  THE TRANCHE B FACILITY.


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                  (a) TRANCHE B LOANS. Subject to the terms and conditions set forth herein, (i) each Lender hereby severally and not jointly agrees to make loans (each a "TRANCHE B LOAN") to the Borrowers in Dollars from time to time on any Business Day during the period from the Closing Date to the Tranche B Termination Date, in an aggregate amount not to exceed at any time outstanding such Lender's Pro Rata Share of the Tranche B Amount; PROVIDED, however, in no event shall the outstanding amount of the Tranche B Loans, when added to the sum of (i) the Revolving Credit Obligations at such time PLUS (ii) the amount of the Foreign Exchange Exposure at such time PLUS (iii) the amount of the Obligations at such time attributable to corporate credit cards or cash management functions including Automated Clearing House (ACH) functions performed by Citibank, exceed the amount of the Commitments. All Tranche B Loans comprising the same Borrowing hereunder shall be made by the Lenders simultaneously and proportionately to their then respective Pro Rata Shares. Subject to the provisions hereof, any Borrower may repay any out standing Tranche B Loan on any day which is a Business Day and any amounts so repaid may be reborrowed, up to the amount available under this SECTION 2.01A(A) at the time of such Borrowing, until the Tranche B Termination Date. Each Borrowing shall be denominated in Dollars.

                  (b) NOTICE OF BORROWING IN RESPECT OF LOANS UNDER THE TRANCHE B FACILITY. When a Borrower desires to make a Borrowing under this
         SECTION 2.01A, it shall deliver to the Administrative Agent a signed Notice of Borrowing no later than 11:00 a.m. (New York time) on the proposed Funding Date for such Borrowing. In lieu of delivering such a Notice of Borrowing, a Borrower may give the Administrative Agent telephonic notice of any proposed Borrowing by the time required under this SECTION 2.01A(b) if it confirms such notice by delivery of the Notice of Borrowing to the Administrative Agent promptly, but in no event later than 5:00 p.m. (New York time) on the same day. Any Notice of Borrowing (or telephonic notice in lieu thereof) given pursuant to this SECTION 2.01A(b) shall be irrevocable. All Loans made under this
         SECTION 2.01A shall be Floating Rate Loans.

                  (c) MAKING OF TRANCHE B LOANS. (i) In the event any portion of the Loans requested in any Notice of Borrowing delivered to the Administrative Agent pursuant SECTION 2.01A(b) will be made as Tranche B Loans, the Administrative Agent shall promptly notify each Lender of the amount of such Borrowing. Each such Lender shall deposit an amount equal to its Pro Rata Share of the amount of such Borrowing with the Administrative Agent in the applicable Payment Account in immediately available funds, not later than 3:00 p.m. (New York time), on any Funding Date applicable thereto. Subject to the satisfaction of the conditions precedent set forth in SECTION 5.02, the Administrative Agent shall make the proceeds of such amounts received by it

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         available to the applicable Borrower at the Administrative Agent's office in New York, New York, on such Funding Date (or as soon thereafter as is customarily practicable) and shall disburse such proceeds to the applicable Disbursement Account.

                      (ii) The failure of any Lender to deposit the amount described in CLAUSE (I) above with the Administrative Agent on the applicable Funding Date shall not relieve any other Lender of its obligations hereunder to make its Tranche B Loan on such Funding Date. No Lender shall be responsible for any failure by any other Lender to perform its obligation to make a Tranche B Loan hereunder nor shall the Commitment of any Lender be increased or decreased as a result of any such failure.

                      (iii) Unless the Administrative Agent shall have been notified by any Lender prior to 1:00 p.m. (New York time) on any applicable Funding Date that such Lender does not intend to fund its Tranche B Loan requested to be made on such Funding Date, the Administrative Agent may assume that such Lender has funded its Tranche B Loan and is depositing the proceeds thereof in the applicable Payment Account on the Funding Date, and the Administrative Agent in its sole discretion may, but shall not be obligated to, disburse a corresponding amount to the applicable Borrower on the Funding Date. If the Tranche B Loan proceeds corresponding to that amount are advanced to such Borrower by the Administrative Agent but are not in fact deposited with the Administrative Agent by such Lender on or prior to the applicable Funding Date, such Lender agrees to pay, and in addition such Borrower agrees to repay, to the Administrative Agent forthwith on demand such corresponding amount, together with interest thereon, for each day from the date such amount is disbursed to or for the benefit of such Borrower until the date such amount is paid or repaid to the Administrative Agent, (A) in the case of such Bor rower, at the interest rate applicable to such Borrowing and (B) in the case of such Lender, at the Interbank Rate for the first Business Day, and thereafter at the interest rate applicable to such Borrowing. If such Lender shall pay to the Administrative Agent the corresponding amount, the amount so paid shall constitute such Lender's Tranche B Loan, and if both such Lender and such Borrower shall pay and repay such corresponding amount, the Administrative Agent shall promptly pay to such Borrower such corresponding amount (together with any interest included in such payment). This SECTION 2.01A(C)(III) does not relieve any Lender of its obligation to make its Tranche B Loan on any Funding Date.

                  (d) REPAYMENT OF TRANCHE B LOANS. Notwithstanding anything contained in this Agreement to the contrary, any principal payment of the Loans hereunder shall be applied (i) first, to repay the Tranche B Loans, until the

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         outstanding amount of the Tranche B Loans are repaid in full; (ii)
         second, to repay Swing Loans, until the outstanding amount of the Swing Loans are repaid in full; and (iii) third, to repay Revolving Loans, until the outstanding amount of the Revolving Loans are repaid in full.

                  (e) TRANCHE B TERMINATION DATE. The Commitments to make Tranche B Loans shall terminate, and all outstanding Tranche B Loans shall be Paid In Full on the Tranche B Termination Date in accordance with SECTION 3.02(A)."

                  (l) Subsection (a) of Section 7.02 of the Credit Agreement is amended by deleting such Subsection in its entirety and substituting therefor the following:

                           "(a) The Borrowers shall provide the Administrative Agent and each Lender with a Borrowing Base Certificate, certified as being true and correct by the Borrowers' chief financial officer, controller or any other officer acceptable to the Administrative Agent, on the seventh Business Day following the last day of each fiscal month, or more frequently if requested by the Administrative Agent, provided that during the period from the date hereof to November 1, 2001 the Borrowers shall provide to the Administrative Agent and each Lender such Borrowing Base Certificate on the seventh Business Day following the last day of each week. Each subsequent Borrowing Base Certificate shall be based upon, with respect to Receivables and Inventory, information as of the last day of the immediately preceding month or week, as the case may be. Each such Borrowing Base Certificate shall set forth Borrowing Base calculations since the date of the last prior Borrowing Base Certificate and shall include a weekly summary aging of Receivables, a weekly schedule of each category of Eligible Inventory and all Eligible Inventory that has become ineligible, specifying the applicable category of ineligibility and such other information as the Administrative Agent may request from time to time."

                  (m) Section 11.01 of the Credit Agreement is amended by adding a new subsection (q) to read as follows:

                           "LVMH ACQUISITION. If the LVMH Acquisition has not been consummated by November 15, 2001."

                  SECTION 2. CONDITIONS OF EFFECTIVENESS. Section 1 of this Seventh Amendment shall become effective (i) when the Administrative Agent shall have received counterparts of this Seventh Amendment executed by the Borrowers and the Lenders and (ii) the Borrowers shall have paid to the Administrative Agent, for the ratable benefit of the Lenders, a fee in the amount of seventy five basis points on $40,000,000.

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                  SECTION 3. AMENDMENTS TO CREDIT AGREEMENT. The Credit
Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

                  (a) The definition of "Change of Control" set forth in Section
         1.01 of the Credit Agreement is amended by adding at the end thereof the following:

                           "Notwithstanding the foregoing, the definition of "CHANGE OF CONTROL" shall not include the LVMH Acquisition."

                  SECTION 4. CONDITIONS OF EFFECTIVENESS. Section 3 of this Seventh Amendment shall become effective when the Administrative Agent shall have received counterparts of this Seventh Amendment executed by the Borrowers and the Requisite Lenders.

                  SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. Each Borrower represents and warrants as follows:

                  (a) After giving effect to this Seventh Amendment, all of the representations and warranties contained in Section 6.01 of the Credit Agreement and in the other Loan Documents shall be true in all material respects.

                  (b) After giving effect to this Seventh Amendment, no Default or Event of Default shall have occurred and be continuing.

                  SECTION 6. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) Upon the effectiveness of Section 1 and/or Section 3 of this Seventh Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrowers under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

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                  (c) The execution, delivery and effectiveness of this Seventh
Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 7. EXECUTION IN COUNTERPARTS. This Seventh Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  SECTION 8. GOVERNING LAW. This Seventh Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Seventh Amendment to be executed as of the date first above written.

                                         THE DONNA KARAN COMPANY

                                         By:   Donna Karan International Inc.,
                                               a general partner


                                               By:______________________________
                                                  Title:________________________


                                         DONNA KARAN STUDIO

                                         By:   Full Requirements Merchandising,
                                               Inc., a general partner


                                               By:______________________________
                                                  Title:________________________


                                         THE DONNA KARAN COMPANY STORE, G.P.

                                         By:   Donna Karan International Inc.,
                                               a general partner


                                               By:______________________________
                                                  Title:________________________


                                         DK FOOTWEAR PARTNERS

                                         By:   Donna Karan International Inc.,
                                               a general partner


                                               By:______________________________
                                                  Title:________________________



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                                         CITIBANK, N.A., as Administrative Agent
                                         and Lender



                                         By:____________________________________
                                            Vice President


                                         THE CHASE MANHATTAN BANK, as Co-Agent
                                                   and Lender


                                         By:____________________________________
                                         Title:


                                         BANKAMERICA BUSINESS CREDIT, as
                                                  Co-Agent and Lender


                                         By:____________________________________
                                         Title:


                                         PNC BUSINESS CREDIT


                                         By:____________________________________
                                         Title:


                                         THE CIT GROUP/COMMERCIAL SERVICES, INC.



                                         By:____________________________________
                                         Title:

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                                         NATIONAL CITY COMMERCIAL FINANCE, INC.



                                         By:____________________________________
                                         Title:


                                         JACKSON NATIONAL LIFE INSURANCE CO.,
                                         By:  PPM FINANCE, INC., its
                                              Attorney-in-Fact



                                         By:____________________________________
                                         Title:


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